INVENTORIES AND DEFERRED COSTS	12 Months Ended
Dec. 31, 2012
INVENTORIES AND DEFERRED COSTS [Abstract]
INVENTORIES AND DEFERRED COSTS

4. INVENTORIES AND DEFERRED COSTS

Inventories and deferred costs consisted of the following:

	December 31,
	2011	2012
Raw materials	$20,560,078	$31,886,890
Work in progress	5,504,571	18,232,622
Finished goods	67,157,355	78,638,816
Total inventories	93,222,004	128,758,328
Deferred costs	64,689,930	16,111,647
Total inventories and deferred costs	$157,911,934	$144,869,975

The balance for deferred costs results from the quality inspection arrangements with customer acceptance provision, which provides customers with a quality inspection period. Pursuant to the terms of such arrangements, the Company delivers its products and receives payments from customers; however, the Company does not recognize revenue until the earlier of the customer's acceptance of the products or the expiration of quality inspection period (without a prior rejection of the products by the customer). The balance for deferred costs as of December 31, 2012 decreased when compared to that of December 31, 2011 because the Company is gradually phasing out the use of customer acceptance program with the building-up of customer confidence.

The inventory and deferred costs written-down reserve balance amounted to $4,008,770 and $4,454,805 as of December 31, 2011 and 2012, respectively, to reflect the lower of cost or market. The write-down of inventory and deferred costs was $1,918,214, $3,652,506 and $889,131 in 2010, 2011 and 2012, respectively, and included in the "Cost of Revenue". The following table summarizes the movement of inventory and deferred costs write-downs for the years ended December 31, 2010, 2011 and 2012:

Movement of written-down inventory and deferred costs

As of December 31, 2009	$14,524,416
Inventory write-downs	1,918,214
Removal of write-down inventory balance in connection with inventory discarded with nominal proceeds of $31,260	(6,426,808)
Removal of write-down inventory balance in connection with inventory sales with proceeds of $5,112,188	(5,680,209)
As of December 31, 2010	4,335,613
Inventory write-downs	3,652,506
Removal of write-down inventory balance in connection with inventory discarded with nominal proceeds of $7,808	(154,164)
Removal of write-down inventory balance in connection with inventory sales with proceeds of $4,470,844	(3,825,185)
As of December 31, 2011	4,008,770
Inventory write-downs	889,131
Removal of write-down inventory balance in connection with inventory discarded with no proceeds	(56,421)
Removal of write-down inventory balance in connection with inventory sales with proceeds of $496,532	(386,675)
As of December 31, 2012	$4,454,805

Inventory items previously written down mainly included earlier generation semiconductor chips and wafers relating to older types of products which were phased out. As the Company is generally not able to reliably estimate the sales price of the older types of products as well as when and if there will be potential market/customer demand for these products, write-downs have generally been at 100% of inventory cost. In 2010, 2011 and 2012, the Company sold certain older types of products as market demands arose due to the quick recovery of the semiconductor industry and the Company's business. In connection with discard and sales of the written-down inventories in 2010, 2011 and 2012, the Company recognized increased gross profit in amounts of $5,143,448, $4,478,652 and $496,532 for the years ended December 31, 2010 and 2011 and 2012, respectively.